                                                                     Exhibit 4.1


                 [LOGO OF CROSSWORLDS SOFTWARE, INC. APPEARS HERE]
                             CROSSWORLDS SOFTWARE, INC.



THIS CERTIFICATE IS TRANSFERABLE
 IN BOSTON, MA OR NEW YORK, NY

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                      AND A STATEMENT AS TO THE RIGHTS,
                          PREFERENCES, PRIVILEGES AND
                            RESTRICTIONS OF SHARES

                               CUSIP 109704 10 6

This Certifies that






is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF
                             CROSSWORLDS SOFTWARE, INC.
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and sealed with a facsimile of its corporate seal.

Dated:

/s/ Stacey Giamalis                               /s/ Alfred J. Amoroso
   SECRETARY                             PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
BOSTON EQUISERVE TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY /s/ M. Peneszic

AUTHORIZED SIGNATURE

Non-Profiled Document

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of
                  survivorship and not as tenants
                  in common
       COM PROP - as community property


UNIF GIFT MIN ACT - ......................... Custodian ......................
                            (Cust)                            (Minor)
                    under Uniform Gifts to Minors

                    Act ......................................................
                                              (State)

UNIF TRF MIN ACT - ................. Custodian (until age ................)
                       (Cust)

                   ............................ under Uniform Transfers
                       (Minor)

                   to Minors Act .............................................
                                                    (State)

    Additional abbreviations may also be used though not in the above list.

Non-Profiled Document                 -2-

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   -----------------------



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                           Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                           Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ----------------------------



                                        X
                                          ----------------------------------

                                        X
                                          ----------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR

                                           ANY CHANGE WHATEVER.




Signature(s) Guaranteed


By
  -----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

                                      -4-